SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                           THISTLE GROUP HOLDINGS, CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

          (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

          (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

          (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount previously paid:
--------------------------------------------------------------------------------

          (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

          (3) Filing Party:
--------------------------------------------------------------------------------

          (4) Date Filed:
--------------------------------------------------------------------------------

                    THISTLE GROUP HOLDINGS, CO. PRESS RELEASE




Release Date:                                        Contact:
April 4, 2002                                        Thistle Group Holdings, Co.
                                                     John F. McGill, Jr.
                                                     (215) 483-3777
                                                     Web:  www.RMBgo.com


                           THISTLE GROUP HOLDINGS, CO.
                  THANKS SHAREHOLDERS FOR SUPPORT AND CORRECTS
                   FALSE INFORMATION DISSEMINATED BY DISSIDENT

     Philadelphia, Pennsylvania, April 4, 2002 -- Thistle Group Holdings, Co., the holding company for Roxborough Manayunk Bank (Nasdaq: "THTL") announced today that the Company, has, to date, received overwhelming support from its shareholders in supporting the business plans and goals of the Board of Directors and management of the Company. John F. McGill, Jr., Chairman and Chief Executive Officer of the Company stated, "As we have repeatedly reported to shareholders in our Annual Shareholders Report and proxy solicitation materials, the Board of Directors are among the largest shareholders of the Company, and they have as their primary goal the enhancement of the franchise value of the Company and shareholder value for all shareholders. We have been, and will continue to be, dedicated to: (1) growing assets, (2) expanding our market area,
(3) diversifying our sources of income and (4) increasing shareholder value. To date, we have received overwhelming support from our shareholders who support this plan."

     Today, Seymour Holtzman and Jewelcor (the "Dissident Group") sent Mr. McGill, Jr. and the Company's Board of Directors a letter, which they also publicly filed in an amended Schedule 13D with the SEC, regarding a real estate loan made by the Bank. The Dissident Group's letter is INACCURATE. The Company's Form 10-K for the year ended December 31, 2001, which includes the Company's annual financial statements, fully disclosed information regarding such loan. In fact, the Company has publicly disclosed information regarding such loan since the 2001 second quarter. Furthermore, the Company continues to believe that its allowances for loan losses are adequate.

     Additionally, as previously stated by the Company, the Dissident Group has no reasonable basis for their claim that the Company could be sold for $21.64 per share. The Dissident Group bases this solely upon the Company's book value and statistics for mergers which were announced beginning January 1, 2000 (over TWO years ago). They also ignore the other statistics and financial data, besides book value, that are paramount in evaluating a company. In a recent letter, the Dissident Group stated "the Committee hired SNL to provide a valuation of the bank based on its current value" (emphasis added). This is not
---------
only misleading, it is FALSE. SNL Securities is a company that publishes statistical data; it does not offer valuation services. Upon contacting SNL, the Company learned that SNL was not hired to provide a "valuation" of the Company and did not authorize the Dissident Group to publish its name as the provider of a "valuation."

     The Company also acknowledged that Institutional Shareholders Services ("ISS") recommended to its clients to not support the Company in its proxy solicitation for election of directors. The Company noted, however, that the ISS report contained a performance summary, which is set forth below, which shows that the Company's return to shareholders exceeded the returns of its peer group and far exceeded the total shareholder returns index.

================================================================================
| PERFORMANCE SUMMARY                                                          |
|------------------------------------------------------------------------------|
|                                                                              |
|                                              1-Year      3-Year      5-Year  |
|                                              ------      ------      ------  |
|                                             |-----|     |-----|              |
| Total shareholder returns, company          |32.4%|     |17.7%|        NA    |
|                                             |-----|     |-----|              |
| Total shareholder returns, index              0.6%       -8.9%         NA    |
|                                                                              |
| Total shareholder returns, peer group        27.2%       12.9%         NA    |
|                                                                              |
| ---------------                                                              |
| Source:  Bloomberg Business News                                             |
================================================================================

     Mr. Holtzman and ISS also criticize the Company for amending its bylaws. As a community financial institution, the Company amended its bylaws to provide that in order to qualify for a seat on the board of directors, a person must (1) own stock of the Company, (2) live within the geographical area of an office of the Company, (3) not be convicted of crimes involving dishonesty or breach of trust, not be a person against whom a bank agency has within ten years issued a cease and desist order involving dishonesty or breach of trust and not been found by a final order of a court or agency to have committed a willful violation of banking regulations or breached a fiduciary duty involving personal profit and (4) not sit on the board of another FDIC-insured financial institution. The Board believes that these qualifications, which are common in the bylaws of other community financial institutions, make good business sense.

     The Board of Directors and management thank shareholders for their support and again request that shareholders discard the Dissident Group's blue proxy card and immediately RETURN THE WHITE CARD in favor of the Company.

                           THISTLE GROUP HOLDINGS, CO.
                                6060 RIDGE AVENUE
                        PHILADELPHIA, PENNSYLVANIA 19128
                        --------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2002
                                 --------------

     The undersigned hereby appoints the Board of Directors of Thistle Group Holdings, Co. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Williamson's Restaurant, One Belmont Avenue, Bala Cynwyd, Pennsylvania, 19004 on Wednesday, April 17, 2002, at 9:30 a.m., local time, and at any and all adjournments thereof, as follows:
                                             FOR      WITHHELD
                                             ---      --------

1.   The election as director of all
     nominees listed below for terms
     to expire in 2005:

     James C. Hellauer                       |_|        |_|
     John F. McGill, Jr.
     Charles A. Murray

INSTRUCTIONS:  To  withhold  your vote for any  individual  nominee,  insert the
------------
nominee's name on the line provided below.



                                             FOR       AGAINST       ABSTAIN
                                             ---       -------       -------


2.   Proposal to ratify the appointment
     of Deloitte & Touche LLP as
     independent accountants of the
     Company for the fiscal year
     ending December 31, 2002.               |_|         |_|           |_|


     The Board of Directors recommends a vote "FOR" all of the above listed propositions.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an Annual Report to Stockholders, a Notice of the Meeting and a Proxy Statement dated March 12, 2002.


                                               Please check here if you
Dated:                 , 2002          |_|     plan to attend the Meeting.
       ----------------



--------------------------------               ---------------------------------
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


--------------------------------               ---------------------------------
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------